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                                                                   Schedule 99.2

TLCVISION ANNOUNCES MANAGEMENT CHANGES IN CONNECTION WITH PLANNED OCCULOGIX IPO

MISSISSAUGA, ONTARIO--(CCNMatthews - Aug. 13, 2004) - TLC Vision Corporation (NASDAQ:TLCV; TSX:TLC) announced today management changes in connection with the planned initial public offering of OccuLogix, Inc. (formerly Vascular Sciences Corporation), of which TLCVision is a significant shareholder.

Earlier today, OccuLogix and TLCVision announced that OccuLogix had filed a registration statement with the U.S. Securities and Exchange Commission for the initial public offering of its common stock ("the OccuLogix IPO").

In order to lead OccuLogix as its chairman and chief executive officer, Elias Vamvakas has resigned from the position of chief executive officer of TLCVision, but will continue to chair TLCVision's Board of Directors. James C. Wachtman has been appointed to succeed Mr. Vamvakas' as chief executive officer of TLCVision.

Before becoming chief executive officer and director, Mr. Wachtman was the president, chief operating officer and director of TLCVision. Prior to the merger of TLC and LaserVision, Mr. Wachtman was president and chief operating officer of LaserVision from August 1998 and chief operating officer of North American operations of LaserVision between 1996 and 1998.

W. David Sullins Jr., O.D., D.O.S., chairman of TLCVision's Corporate Governance Committee, commented, "the succession plan that we've put in place puts TLCVision in the enviable position of being able to benefit both from Elias' continuing stewardship of our company's vision and from Jim's extraordinary management and execution abilities."

About TLC Vision

TLCVision is North America's premier eye care services company. The key drivers of TLCVision's strategy are our affiliated network of thousands of eye doctors, proven corporate and consumer marketing and education programs, and access to state of the art clinical technologies. We are supported by a strong operations management culture and superior information technology. More information about the company can be found on the TLCVision web site at www.tlcv.com.

OccuLogix Registration Statement

The registration statement has been filed with the Securities and Exchange Commission but has not yet become effective. These securities may not be sold nor may offers to buy be accepted prior to the time the registration statement becomes effective. This press release shall not constitute an offer to sell or the solicitation of an offer to buy, nor shall there be any sale of these securities in any State, Province or other jurisdiction in which such offer, solicitation or sale

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would be unlawful prior to registration or qualification under the securities laws of any such State, Province or other jurisdiction.

Copies of the prospectus, when available, may be obtained from Citigroup Global Markets Inc. at Brooklyn Army Terminal, 140 58th Street, Brooklyn, NY 11220,
Attn: Prospectus Department, telephone: (718) 765-6732.

Forward Looking Statements

This press release contains certain forward-looking statements within the meaning of Section 27A of the U.S. Securities Act of 1933 and Section 21E of the U.S. Securities Exchange Act of 1934, which statements can be identified by the use of forward looking terminology, such as "may", "will", "expect", "intend", "anticipate", "estimate", "predict", "plans" or "continue" or the negative thereof or other variations thereon or comparable terminology referring to future events or results. The Company's actual results could differ materially from those anticipated in these forward-looking statements as a result of numerous factors, including the timing of expenditures, effects of competition, changes to pricing, acquisitions and expansion opportunities, any of which could cause actual results to vary materially from current results or TLCVision's anticipated future results. See the Company's reports filed with the Canadian Securities Regulators and the U.S. Securities and Exchange Commission from time to time for cautionary statements identifying important factors with respect to such forward looking statements, including certain risks and uncertainties, that could cause actual results to differ materially from results referred to in forward looking statements. TLCVision assumes no obligation to update the information contained in this press release.

CONTACT:          TLC Vision Corporation
                  Stephen Kilmer
                  (905) 238-3904

Source: TLC Vision Corporation